Hartford Life Insurance Company Separate Account Five:

333-36203	Director Life (Series II)
033-83654	Director Life (Series I)

Hartford Life and Annuity Insurance Company Separate Account Five:

333-36349	Director Life (Series II)
033-83650	Director Life (Series I)

Union Security Insurance Company Variable Account C

033-65243	Wall Street Series Survivor VUL
333-69327	Wall Street Series VUL
033-03919	Harmony Investment Life
033-28551	Wall Street Series VUL220
033-48266	Wall Street Series VUL500

Supplement Dated September 14, 2007 to the Prospectus Dated May 1, 2007

Supplement Dated September 14, 2007 to your Prospectus

Effective January 1, 2008:

In your Prospectus, under the “Annual Fund Operating Expenses” table, the Hartford High Yield HLS Fund and corresponding footnote is deleted in its entirety and replaced with the following:

Underlying Fund:	Management Fee	Distribution and/or Service(12b- 1) Fees	Other Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Hartford High Yield HLS Fund - Class IA	0.70%	N/A	0.04%	0.74%	N/A	0.74	%(I)

(I)

HL Advisors has agreed to (i) consolidate the contractual management fee at the first two breakpoints into a single breakpoint at $500 million; (ii) permanently reduce the contractual management fee at the first breakpoint by 0.05% and (iii) remove the 0.05% voluntary management fee waiver. Using the most recent fiscal year average net assets, the management fee is 0.69% and assuming “Other Expenses” remain as set forth in the table above, the total annual operating expenses you may pay are 0.73%.

In your Prospectus, under the “Annual Fund Operating Expenses” table, the footnote for the Hartford Money Market HLS Fund is deleted in its entirety and replaced with the following:

Effective January 1, 2007, HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2008.  While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.40% and the total annual operating expenses are 0.43%.

This supplement should be retained with the prospectus for future reference.

HV-6165